Fourth Amendment to Credit Agreement

This Fourth Amendment to Credit Agreement, dated as of August 3, 2021 (the “Amendment”), is made pursuant to that certain Credit Agreement dated as of May 31, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), among Runway Growth Credit Fund Inc., a Maryland corporation, as borrower (the “Borrower”); each Guarantor party thereto; the financial institutions currently party thereto as lenders (the “Lenders”); KeyBank National Association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”); CIBC Bank USA, as documentation agent (together with its successors and assigns, the “Documentation Agent”); MUFG Union Bank, N.A., as co-documentation agent (together with its successors and assigns, the “Co-Documentation Agent”); and U.S. Bank National Association, not in its individual capacity but as the paying agent (together with its successors and assigns, the “Paying Agent”).

W i t n e s s e t h :

Whereas, the Borrower, the Lenders, the Guarantors, the Documentation Agent, the Co-Documentation Agent, the Paying Agent and the Administrative Agent have previously entered into and are currently party to the Credit Agreement; and

Whereas, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2.Amendments to Credit Agreement. Upon satisfaction of the conditions precedent set forth in Section 3 below, as of the Effective Date (as defined below), the parties hereto agree that:

2.1 Section 2.7 of Credit Agreement shall be amended in its entirety to read as follows:

2.7.Fees.(a)  The Borrower (or the Paying Agent on behalf of the Borrower as directed by the Borrower pursuant to instructions provided by it (which shall include the amount to be paid and any wiring or other payment instructions necessary in order to effect such payment)) shall pay to the Administrative Agent from the Collection Account on each Payment Date the Unused Fee for the related Interest Period in accordance with Section 2.8.

Fourth Amendment to Credit Agreement (Runway) 4824-7908-7601 v6.docx

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(b)The Borrower (or the Paying Agent on behalf of the Borrower as directed by the Borrower pursuant to instructions provided by it (which shall include the amount to be paid and any wiring or other payment instructions necessary in order to effect such payment)) shall pay to the Bank Parties from the Collection Account on each Payment Date the Bank Fees and Expenses for the related Settlement Period in accordance with Section 2.8.

(c)The Borrower (or the Paying Agent on behalf of the Borrower as directed by the Borrower pursuant to instructions provided by it (which shall include the amount to be paid and any wiring or other payment instructions necessary in order to effect such payment)) shall pay to the Administrative Agent from the Collection Account on each Payment Date on which the Minimum Earnings Fee is due, the Minimum Earnings Fee for the relevant twelve-month period in accordance with Section 2.8.

(d)The Borrower (or the Administrative Agent on behalf of the Borrower as directed by the Borrower pursuant to instructions delivered on the Effective Date) shall pay to the Administrative Agent, the Syndication Agent and the Lenders from the Collection Account on the Effective Date all amounts payable on the Effective Date in accordance with Section 3.1.

(e)The Borrower (or the Paying Agent on behalf of the Borrower as directed by the Borrower pursuant to instructions provided by it (which shall include the amount to be paid and any wiring or other payment instructions necessary in order to effect such payment)) shall pay to the Administrative Agent from the Collection Account on each date on which the Supplemental Fee (as defined in the Lender Fee Letter) is due, the Supplemental Fee then due in accordance with Section 2.8.

2.2 The introductory clause of Section 2.8 of the Credit Agreement shall be amended in its entirety to read as follows:

No later than 11:00 a.m. (New York City time) (x) on each Payment Date and (y) solely with respect to the payment of Supplemental Fees pursuant to clause (a)(ii) below, on the 15th calendar day of each calendar month (or if such date is not a Business Day the immediately succeeding Business Day) beginning on August 16, 2021 and ending on July 15, 2022 (each, a “Supplemental Fee Payment Date”), the Paying Agent shall, from the Collection Account, to the extent of available funds (such amounts being the “Available Collections”) disburse the following amounts in the following order of priority:

2.3Section 2.8(a)(ii) of Credit Agreement shall be amended in its entirety to read as follows:

(ii)Second, to the Administrative Agent for payment to each Managing Agent, on behalf of the related Lenders, in an amount equal to any accrued and unpaid Interest, Unused Fee and Minimum Earnings Fee that is due on such Payment Date and any accrued and unpaid Supplemental Fee that is due on such Supplemental Fee Payment Date;

Section 3.Conditions Precedent.  This Amendment shall become effective as of the date (the “Effective Date”) of the satisfaction of all of the following conditions precedent:

3.1.The Administrative Agent, the Borrower, and the Lenders shall have executed and delivered this Amendment.

3.2.The Administrative Agent the Borrower, and the Lenders shall have executed and delivered that certain Second Amended and Restated Lender Fee Letter.

3.3.Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

Section 4.Representations of the Borrower.  The Borrower hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Article IV of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, and then are true and correct as of such earlier date).

Section 5.Credit Agreement in Full Force and Effect.  Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 6.Execution in Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe Portable Document Format File (also known as an “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 7.Governing Law.  This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the internal laws of the State of New York.

[Signature Pages To Follow]

In Witness Whereof, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

Borrower:

Runway Growth Credit Fund Inc.

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the KeyBank Lender Group:

KeyBank National Association

By:

Name:

Title:

Lender for the KeyBank Lender Group:

KeyBank National Association

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Administrative Agent:

KeyBank National Association

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the CIBC Bank USA Lender Group:

CIBC Bank USA

By:

Name:

Title:

Lender for the CIBC BANK USA Lender Group:

CIBC Bank USA

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the MUFG Union Bank, N.A. Lender Group:

MUFG Union Bank, N.A.

By:

Name:

Title:

Lender for the MUFG Union Bank, N.A. Lender Group:

MUFG Union Bank, N.A.

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Bank of Hope Lender Group:

Bank of Hope

By:

Name:

Title:

Lender for the Bank of Hope Lender Group:

Bank of Hope

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the First Foundation Bank Lender Group:

First Foundation Bank

By:

Name:

Title:

Lender for the First Foundation Bank Lender Group:

First Foundation Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Acknowledged and agreed:

Paying Agent:

U.S. Bank National Association

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]